SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[x] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                         BRIDGES INVESTMENT FUND, INC.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                          BRIDGES INVESTMENT FUND, INC.

                                256 Durham Plaza
                              8401 West Dodge Road
                              Omaha, Nebraska 68114
                                  402-397-4700

                                                               February 4, 2005

                            -------------------------

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND
                                 PROXY STATEMENT
                            -------------------------

To the Shareholders of
Bridges Investment Fund, Inc.

     The Annual Meeting of the shareholders of Bridges Investment Fund, Inc., a Nebraska corporation, will be held at the office of the corporation in the City of Omaha, State of Nebraska, at 256 Durham Plaza, 8401 West Dodge Road, on March 22, 2005, at 11:00 a.m., Omaha time, for the following purposes:

     1. To elect a Board of twelve (12) Directors, as provided in Proposal 1 below;

     2. To approve or reject the continuance of the investment advisory contract with Bridges Investment Management, Inc. as investment adviser to the Fund for the year commencing April 17, 2005, and ending April 17, 2006, as more fully described in Proposal 2 below;

     3. To approve or reject the ratification of the selection of Deloitte & Touche LLP as independent auditors for the Fund for the year ending December 31, 2005, as provided in Proposal 3 below.

     4. To transact such other business as may properly come before the meeting.

     This proxy is solicited by the Board of Directors, to be voted at the Annual Meeting or any adjournment thereto. The cost of the Proxy solicitations will be paid by the investment adviser for the Fund. Additional solicitation may be made by mail, personal interview, or telephone by Fund personnel, who will not be compensated therefore. The cost of any such additional solicitation will also be paid by the Fund's investment adviser. This proxy statement is first being mailed to shareholders on or around February 11, 2005.

     If you do not expect to be present, please sign the enclosed Proxy and mail it to Proxy Tabulator, P.O. Box 9122, Hingham, Massachusetts 02043-9717. All valid Proxies obtained will be voted in favor of the election of directors, unless specified to the contrary. With respect to the approval of the investment advisory contract (Proposal 2 above), and the ratification of the selection of accountants (Proposal 3 above), all valid Proxies will be voted in accordance with the designation on the Proxies. If no designation is made, Proxies will be voted in favor of the proposals. Any shareholder has the power to revoke his or her Proxy at any time prior to the voting thereof by sending a letter to the Fund's office, or by executing a new Proxy. The giving of a Proxy will not affect your right to vote in person if you attend the Annual Meeting. At the beginning of the meeting, all shareholders in attendance will be given an opportunity to revoke their Proxies and to vote personally on each matter described herein.

     The Board of Directors has fixed the close of business on January 31, 2005, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The transfer books of the Fund will not be closed.

     On January 31, 2005, the Fund had outstanding 2,243,624.228 shares of capital stock, par value $1 per share. In the election of directors, shareholders are entitled to cumulative voting, which means that each share is entitled to as many votes as there are directors to be elected. Such votes may all be cast for one nominee or distributed among as many nominees and in such proportions as the holder sees fit. The twelve nominees with the most votes will be elected as directors (Proposal 1). Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this Proxy Statement. In other matters, each share is entitled to one vote. The affirmative vote of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting is required to approve the continuance of the investment advisory contract (Proposal 2). The affirmative vote of the holders of a majority of the outstanding shares of capital stock present and entitled to vote either in person or by proxy is required to approve the ratification of Deloitte and Touche LLP as the Fund's independent auditors for the year ending December 31, 2005 (Proposal 3).

     Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions). Abstentions will be counted toward the vote total for each proposal, and will have the same effect as "Against" votes. With respect to Proposals 1 and 3, broker non-votes have no effect and will not be counted toward the vote total for any proposal. With respect to Proposal 2, broker non-votes will have the same effect as "Against" votes.

     The Annual Report for the year ended December 31, 2004, which is being mailed with this Proxy Statement, includes a statement of assets and liabilities as of December 31, 2004, and a statement of income and expenses for the year ended that date. Any shareholder who desires additional copies may obtain them upon request at the office of the Fund, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     In accordance with the Fund's By-Laws, the Fund's Board of Directors has set the size of the Fund's board of directors at twelve (12) directors. The Fund's By-Laws provide for the election of these directors who will serve until the next Annual Meeting of the shareholders and until their successors are elected and qualified. The Fund has historically held its annual meeting on the third Tuesday in February. The Fund's Board of Directors has amended the Fund's By-Laws to provide the Board of Directors discretion to select a date other than the third Tuesday in February in which to hold the Annual Meeting, provided such date is no longer than six months after the end of the Fund's fiscal year or fifteen months after the Fund's last annual meeting.

     In April, 2003, the Fund's Administration and Nominating Committee adopted a retirement policy whereby directors of the Board will not stand for reelection in the year in which that director becomes 72 unless the Administration and Nominating Committee determines that an exception is applicable to an individual that continues to be employed in an executive position with a service provider of the Fund or an individual that has a significant portion of his or her net worth invested in the Fund. The Administration and Nominating Committee has granted an exception from the application of such policy to Mr. Edson L. Bridges II in view of his 42 years of experience with the leadership and management of the Fund and its affiliates and to Mr. Estabrook in recognition of his family's significant holdings in the Fund.

     The persons named in the enclosed Proxy intend to nominate and vote in favor of the election of the nominees listed below, all of whom have consented to serve the term for which they are standing for election. If for any reason any of the nominees shall become unavailable for election, the vacancy may be filled by the Board of Directors in accordance with the By-Laws, and the Proxy will be voted for nominees selected by the Board of Directors, unless the Board of Directors determines not to fill such vacancy.

     The determination of an interested person is based on the definition in
Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund's investment adviser, Bridges Investment Counsel, Inc. Those individuals who are not "interested persons" are disinterested persons for this disclosure. Bridges Investment Fund, Inc. considers these proposed Board members to be "independent directors" exercising care, diligence and good business judgment with respect to the governance of the Fund.

     The following information is furnished as to the proposed nominees whose terms of office will run from March 22, 2005 to the 2006 annual meeting and until their successors are elected and qualified:

                              Disinterested Persons
                       Also Known As Independent Directors

                                                                                                   Number and
                                                                                                 Percentage of
                                                                                                  Fund Shares
                                                                                               Beneficially Owned
Name, Age, Position with                                                                       as of December 31,
Fund and Term of Office      Principal Occupation(s) and Directorships*                               2004
--------------------------   -----------------------------------------                               -----
N. Phillips Dodge, Jr.,      Mr. Dodge is President of N. P. Dodge Company, a leading         5,133 shares
68                           commercial and residential real estate brokerage concern         0.23%
Director                     in the area of Omaha, Nebraska. Mr. Dodge has held this
(1983-present)               position since July, 1978. Mr. Dodge is also a principal
                             officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real
                             estate syndication fields. Mr. Dodge became a Director of
                             American States Water Company (formerly Southern
                             California Water Company) in April, 1990, and a Director
                             of the Omaha Public Power District as of January 5, 2000,
                             for a six year term.

John W. Estabrook,           Mr. Estabrook was the Chief Administrative Officer of the        46,855 shares
77                           Nebraska Methodist Hospital and its holding company,             2.10%
Director                     Nebraska Methodist Health System, in Omaha, Nebraska,
(1979-present)               beginning June, 1959. Effective January 1, 1987,
                             Mr. Estabrook relinquished the position of President of
                             Nebraska Methodist Hospital, assuming the Presidency of
                             the Nebraska Methodist Health System until his retirement
                             on August 31, 1992.

Jon D. Hoffmaster,           From 1987 to 1998, Mr. Hoffmaster was employed by                500 shares
56                           InfoUSA, where he served as President and Chief                  0.02%
Director                     Operating Officer, Chief Financial Officer, Executive Vice
(1993-present)               President and director. From 1980 to 1987, Mr. Hoffmaster
                             was President and Chief Executive Officer of First National
                             Bank of Bellevue, Nebraska. Mr. Hoffmaster has been
                             determined to be an "audit committee financial expert"
                             within the meaning of the Sarbanes Oxley Act of 2002
                             and the regulations related thereto by the Fund's Board of
                             Directors. Mr. Hoffmaster serves as the Chairman of the
                             Audit Committee.

John J. Koraleski,           Mr. Koraleski is Executive Vice President-Marketing              2,300 shares
54                           & Sales of the Union Pacific Railroad Company                    0.10%
Director                     headquartered in Omaha, Nebraska. Mr. Koraleski was
(1995-present)               employed by Union Pacific in June, 1972, where he has
                             served in various capacities. He was promoted to his
                             present position in March, 1999. As the Executive Vice
                             President-Marketing & Sales, Mr. Koraleski is responsible
                             for all sales, marketing, and commercial activities for
                             the railroad and its Union Pacific Distribution Services
                             subsidiary. He is a member of the Railroad's Operating
                             Committee. Currently, Mr. Koraleski is Vice President-
                             Finance and a Member of the Board of Trustees for Union
                             Pacific Foundation. Prior to his current officer position
                             with the Railroad, Mr. Koraleski was the Railroad's Chief
                             Financial Officer, Controller of Union Pacific Corporation.
                             In those positions, he was responsible for the Railroad's
                             Information Technologies and Real Estate Departments.
                             Mr. Koraleski has been determined to be an "audit
                             committee financial expert" within the meaning of the
                             Sarbanes Oxley Act of 2002 and the regulations related
                             thereto by the Fund Board of Directors. Mr. Koraleski
                             has been designated as the Lead Independent Director of
                             the Fund.

                                                                                                 Number and
                                                                                               Percentage of
                                                                                                Fund Shares
                                                                                             Beneficially Owned
Name, Age, Position with                                                                     as of December 31,
Fund and Term of Office      Principal Occupation(s) and Directorships*                             2004
--------------------------   ------------------------------------------                            -----
Gary L. Petersen,            Mr. Petersen is the retired President of Petersen              47,122 shares
61                           Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen       2.11%
Director                     commenced employment with the Company in February,
(1987-present)               1966. He became President in May, 1979, and retired in
                             June, 1986. Petersen Manufacturing Co. Inc. produced
                             a broad line of hand tools for national and worldwide
                             distribution under the brand names Vise-Grip, Unibit,
                             Prosnip, and Punch Puller. Mr. Petersen serves as Chairman of the Fund's Administration and Nominating Committee.

John T. Reed,                Mr. Reed is Chairman of HMG Properties of Omaha,               31 shares
61                           Nebraska, and a member of the Board of Directors of            0.01%
Director                     Level 3 Communications, Inc., Alegent Health, Girls and
(1999-present)               Boys Town and McCarthy Group, Inc. Mr. Reed was
                             formerly a partner with Arthur Andersen, LLP for 32
                             years before retiring in August, 1996. Mr. Reed has been
                             determined to be an "audit committee financial expert"
                             within the meaning of the Sarbanes Oxley Act of 2002
                             and the regulations related thereto by the Fund's Board
                             of Directors.

Roy A. Smith,                Mr. Smith was President of H. P. Smith Motors, Inc. for        29,704 shares(1)
70                           decades until the Company was sold to a new owner in           1.33%
Director                     the Third Quarter of 1997. Mr. Smith is currently President
(1976-present)               of Old Mill Toyota of Omaha, Nebraska, and is a director
                             of the Mid City Bank of Omaha.

Janice D. Stoney,            Mrs. Stoney retired as Executive Vice President, Total         1,909 shares
64                           Quality System, US WEST Communications in December,            0.09%
Director                     1992. Mrs. Stoney began her career within the telephone
(1999-present)               industry as a service representative with the Northwestern
                             Bell Telephone Company in August, 1959. Mrs. Stoney
                             earned various officer positions that culminated in
                             becoming President of Northwestern Bell Telephone
                             Company from 1987-1989 and President of the Consumer
                             Division of US WEST from 1989-1991. During her
                             business career, Mrs. Stoney has served on the Board of
                             Directors of the Federal Reserve Bank, Tenth District,
                             Omaha Branch, from 1984 to 1988; the Northwestern Bell
                             Telephone Company, 1985 to 1990; Tennant Company
                             located in Minneapolis, Minnesota, from 1986 to 1995;
                             and US WEST Communications Group, Inc. 1989 to 1992.
                             Mrs. Stoney currently serves on the Board of Directors
                             of the Whirlpool Corporation, headquartered in Benton
                             Harbor, Michigan, where she has served since 1987. She
                             was elected in 1999 as a Director of Williams Cos.
                             headquartered in Tulsa, Oklahoma.

------------
(1) This includes 5,970 shares that are held for Roy A. Smith's niece and nephew in two trusts, and for which Mr. Smith is the custodian and has the right to vote the shares.

                                                                                                Number and
                                                                                              Percentage of
                                                                                               Fund Shares
                                                                                            Beneficially Owned
Name, Age, Position with                                                                    as of December 31,
Fund and Term of Office      Principal Occupation(s) and Directorships*                            2004
--------------------------   ------------------------------------------                           -----
L.B. Thomas,                 Mr. Thomas retired in October, 1996, from ConAgra, Inc.       868 shares
68                           headquartered in Omaha, Nebraska. He retired as Senior        0.04%
Director                     Vice President, Risk Officer and Corporate Secretary.
(1992-present)               ConAgra had sales of approximately $25 billion world-
                             wide and was the second largest processor of food
                             products in the United States when Mr. Thomas retired. He
                             was also a member of ConAgra's Management Executive
                             Committee. Mr. Thomas joined ConAgra as assistant to the
                             Treasurer in 1960. He was named Assistant Treasurer in
                             1966; Vice President, Finance in 1969; Vice President,
                             Finance and Treasurer in 1974; added the Corporate
                             Secretary responsibility in 1982; and became Senior Vice
                             President in 1991. Mr. Thomas is a director of Lozier
                             Corp. located in Omaha, Nebraska, and the Exchange Bank
                             of Mound City, Missouri, and a member and treasurer of
                             the Nebraska Methodist Health System Board of Directors.

John K. Wilson,              Mr. Wilson is President of Durham Resources, LLC.             2,064 shares
50                           Durham Resources, LLC is a privately held investment          0.09%
Director                     company headquartered in Omaha, Nebraska. Mr. Wilson
(1999-present)               commenced his career with Durham Resources, LLC in
                             February, 1983. Prior to becoming President in May, 1994,
                             Mr. Wilson served in the position of Secretary-Treasurer
                             and Vice President-Finance. Mr. Wilson currently serves
                             on the Advisory Board--U.S. Bank National Association,
                             Omaha, Nebraska, and as a director of MDU Resources
                             Group, Inc. headquartered in Bismarck, North Dakota.
                             Mr. Wilson has been determined to be an "audit committee
                             financial expert" within the meaning of the Sarbanes Oxley
                             Act of 2002 and the regulations related thereto by the
                             Fund's Board of Directors.

------------
* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

   The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

                   Interested Person Directors and Officers

     The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of
Section 2(a)(19).

                                                                                                      Number and
                                                                                                     Percentage of
                                                                                                      Fund Shares
                                                                                                  Beneficially Owned
Name, Age, Position with                                                                          as of December 31,
Fund and Term of Office        Principal Occupation(s) and Directorships*                                2004
----------------------------   ------------------------------------------                               -----
Edson L. Bridges II,           Mr. Bridges became Chairman and Chief Executive Officer         79,096 shares(2),(3)
72(1)                          of Bridges Investment Fund, Inc. on April 11, 1997, after       3.55%
Chairman                       serving as President from September 28, 1970 through
(1997-present)                 April 11, 1997. Mr. Bridges was replaced by Edson L.
                               Bridges III as Chief Executive Officer of the Fund on
Chief Executive Officer        April 13, 2004. In September, 1959, Mr. Bridges became
(1997-2004)                    associated with the predecessor firm to Bridges Investment
                               Counsel, Inc. and is presently the President and Director
Director                       of Bridges Investment Counsel, Inc. Mr. Bridges is also
(1963-present)                 President and Director of Bridges Investor Services, Inc.,
                               a company that became Transfer Agent and Dividend
                               Disbursing Agent effective October 1, 1987. Mr. Bridges
                               is President and Director of Provident Trust Company,
                               chartered to conduct business on March 11, 1992, and,
                               since December 2000, Director of Bridges Investment
                               Management, Inc., an investment management firm.

Edson L. Bridges III,          Mr. Bridges has been a full-time member of the                  46,750 shares(5),(6)
46(4)                          professional staff of Bridges Investment Counsel, Inc.          2.10%
President                      since August 1983. Mr. Bridges has been responsible for
(1997-present)                 securities research and the investment management for
                               an expanding base of discretionary management accounts,
Chief Executive Officer        including the Fund, for more than nine years. Mr. Bridges
(2004-present)                 was elected President of Bridges Investment Fund, Inc. on
                               April 11, 1997, and he assumed the position of Portfolio
Director                       Manager at the close of business on that date. Mr. Bridges
(1991-present)                 became Chief Executive Officer of the Fund on April 13,
                               2004. Mr. Bridges has been Executive Vice President of
                               Bridges Investment Counsel, Inc. since February, 1993, and he is a Director of that firm. Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc. and Provident
                               Trust Company. Since December 2000, Mr. Bridges has
                               been President and Director of Bridges Investment
                               Management, Inc. Mr. Bridges became a Director of
                               Stratus Fund, Inc., an open-end, regulated investment
                               company located in Lincoln, Nebraska, in October,
                               1990 and is Chairman of the Audit Committee of the
                               Stratus Fund.

------------
* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

(1) Edson L. Bridges II is the father of Edson L. Bridges III. Mr. Bridges II is an interested person because he is a director and officer of the Fund and a director and officer of the Fund's investment adviser, Bridges Investment Management, Inc.

(2) 9,070 shares are owned in Mr. Bridges' name and 3,098 shares as ELB Investment Counsel in California; 7,697 shares are held by a corporate trustee for the Bridges Investment Counsel, Inc. Profit Sharing Trust, and 3,763 shares represent a beneficial interest in Bridges Investment Counsel, Inc. Pension Trust. These shares represent estimated interests in the Trusts' holding of the Fund's shares. In addition, Mr. Bridges owns 3,063 shares held by U.S. Bank National Association as Custodian for master plan Individual Retirement Act and Simplified Employee Pension accounts and a Non-Deductible IRA. Sally S. Bridges, Mr. Bridges' wife, owns 3,260 shares in her own name and 1,310 shares in a master plan IRA account, and 65 shares in a Non-Deductible IRA.

(3) Edson L. Bridges II acts as a sole trustee for two trusts that are registered with the Fund's transfer agent in the name of the grantor or the principal beneficiary of the trust. These trusts have an ownership of 10,900 shares of the Fund outstanding as of December 31, 2004. Mr. Bridges also serves as a co-trustee of five other trusts with individual trustees and corporate trustees for 25,637 shares and co-trustee with Edson L. Bridges III of two trusts with individual trustees for 11,233 shares for a total of 36,537 shares of the Fund as of December 31, 2004. These shares are reported in the beneficial ownership interests of Mr. Bridges solely because of his voting power. The 11,233 shares of the Fund are also reported in the beneficial ownership interests of Edson L. Bridges III. See footnote (6). Mr. Bridges' practice with respect to voting shares of the Fund will be to deliver proxies to the beneficial owners, other co-trustees, or other representatives for the trustees' accounts in all situations where such policy is administratively feasible and legally possible.

(4) Edson L. Bridges III is the son of Edson L. Bridges II. Mr. Bridges III is an interested person because he is a director and officer of the Fund and a director and officer of the Fund's investment adviser, Bridges Investment Management, Inc.

(5) Mr. Bridges' ownership is represented by 2,958 shares held in the Bridges Investment Counsel, Inc. Profit Sharing Trust; 2,179 shares held in the Pension Trust of Bridges Investment Counsel, Inc. by the Trustees of these plans; 4,943 shares held in a 401(k) Plan and Trust for employees of Bridges Investment Counsel, Inc. and 1,255 shares in an IRA Custodial Account held by U.S. Bank National Association. Mr. Bridges also has an 814 share interest in a family trust in addition to a joint account with Tracy Taylor Bridges, Mr. Bridges' wife, with 2,318 shares. Tracy Taylor Bridges holds 314 shares in an IRA Custodial Account and 19,501 shares in a 401(k) Plan. In addition, 316 shares are held in Educational IRA Accounts for each of Mr. Bridges three children, Edson L. IV, Taylor K. and Mary E. Bridges, and 918 shares are held in a custodial account for each of Mr. Bridges' three children.

(6) Edson L. Bridges III is named as co-trustee with Edson L. Bridges II for two trusts with a total of 11,233 shares of capital stock of the Fund as of December 31, 2004. The capital stock owned is registered with the Fund's transfer agent in the name of the trust, and these shares are reported in the beneficial ownership interests of Mr. Bridges solely because of his voting power. The 11,233 shares of the Fund are also reported in the beneficial ownership interests of Edson L. Bridges II. See footnote (3).

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF EACH NOMINEE FOR DIRECTOR

    Bridges Investment Counsel, Inc., the former investment adviser to the Fund, has a Cash or Deferred Profit Sharing Plan and Trust (the "BIC Profit Sharing Trust") and a Pension Plan and Trust ("BIC Pension Plan") for its employees, and both include some persons who are not officers or directors of the Fund. Provident Trust Company, as non-discretionary Trustee of the BIC Profit Sharing Trust, held 48,542 Fund shares for the benefit of the Plan participants. Provident Trust Company, as Trustee of the BIC Pension Plan held 14,622 shares of the Fund on behalf of the Pension Plan participants. The beneficial interests of the officers and employees of Bridges Investment Counsel, Inc. in the BIC Profit Sharing Plan and the BIC Pension Plan who are also directors and officers of the Fund are included in their statements of beneficial stock ownership based upon December 31, 2004 allocations of percentage interests in the retirement plans for each employee.

    Provident Trust Company of Omaha, Nebraska, had 192 shareholders as of December 31, 2004, no one of whom owned more than 4.2% of the total outstanding voting shares of common stock. Provident Trust Company is managed by personnel of Bridges Investment Counsel, Inc. under a perpetual Management Agreement. At December 31, 2004, Provident Trust Company maintained accounts that held shares of Bridges Investment Fund, Inc. for its customers in the following capacities where Provident Trust Company has the right to vote the Fund shares: 169,820 shares as sole trustee and 17,093 shares as co-trustee with an individual. The total shares held by Provident Trust Company in these two capacities is 186,913. The number of shares that Provident Trust Company has the right to vote in its capacity as trustee or co-trustee is 8.38% of the total Fund shares outstanding on December 31, 2004. Provident Trust Company does not own any shares of the Fund as principal. The records of the transfer agent for the Fund maintain the ownership of the shares in the name of the trust account or the beneficial owner. Ownership interests are reported in this Proxy Statement in the name of the trust account or the beneficial owners. Provident Trust Company's practice with respect to voting shares of the Fund will be to deliver proxies to the beneficial owners or other representatives for the customer accounts in all situations where such policy is administratively feasible and legally possible. Provident Trust Company has officers who are not employees of Bridges Investment Counsel, Inc., employees of Bridges Investment Management, Inc. or officers of Bridges Investment Fund, Inc. who may vote proxies for trust customers in those instances where an independent point of view and the avoidance of a conflict of interest are important considerations. Fund Directors John W. Estabrook, Edson L. Bridges II and Edson L. Bridges III are also Directors of Provident Trust Company.

     The officers of the Fund as disclosed herein have been elected by the Board of Directors on April 13, 2004, and their terms of office run from April 13, 2004, to April 13, 2005.

                         Additional Officers of the Fund

                                                                                                   Number and
                                                                                                 Percentage of
                                                                                                  Fund Shares
                                                                                               Beneficially Owned
Name, Age, Position with                                                                       as of December 31,
Fund and Term of Office      Principal Occupation(s) and Directorships*                               2004
--------------------------   -----------------------------------------                                ----
Susan T. Bailey,             Mrs. Bailey has been an employee of Bridges Investment           55 shares
41                           Counsel, Inc. since February 24, 2003. Mrs. Bailey is            0.01%
Assistant Secretary          currently Executive Assistant for Edson L. Bridges II and
(2004-Present)               Randall D. Greer, and she handles administrative matters
                             for the various businesses operated by the Firm including
                             the Fund. Prior to her employment at Bridges Investment
                             Counsel, Inc., Mrs. Bailey's principal occupation has been working as a sales assistant for several securities brokerage firms, beginning with Piper Jaffray in September, 1992.

Nancy K. Dodge,              Mrs. Dodge has been an employee of Bridges Investment            2,652 shares
43                           Counsel, Inc. since January, 1980 and Bridges Investment         0.12%
Treasurer                    Management, Inc. since 1994. Her career has progressed
(1986-present)               through the accounting department of that Firm, to her
                             present position as Vice President of Fund Services.
                             Mrs. Dodge is the person primarily responsible for
                             overseeing day to day operations for the Fund, and
                             she is also the key person for handling relations with
                             shareholders, the custodian bank, transfer agent, and
                             the auditor. Mrs. Dodge is a Vice President of Bridges
                             Investment Management, Inc., an officer and Director of
                             Bridges Investor Services, Inc., and a Trust Administrator
                             for Provident Trust Company.

Starr Frohlich,              Ms. Frohlich also serves as a Vice President of U.S.                    None
32                           Bancorp Fund Services, LLC and as Compliance
Assistant Secretary          Administrator for a select group of U.S. Bancorp mutual
(2004-present)               fund clients. Ms. Frohlich reviews all 1940 Act, SEC and
                             IRS compliance, prepares financial statements, facilitates board meetings, educates fund boards concerning
                             regulatory issues, prepares tax returns and meets SEC
                             filing requirements on behalf of mutual fund clients. Prior to joining U.S. Bancorp in 1997, Ms. Frohlich worked
                             for Fabcon, Inc., a manufacturing company located in
                             Minneapolis, Minnesota, as a Senior Accountant working
                             mainly with financial statement preparation and expense
                             analysis. Ms. Frohlich received her Bachelor of Science
                             in Business degree in accounting from the University
                             of Minnesota.

                                                                                                 Number and
                                                                                               Percentage of
                                                                                                Fund Shares
                                                                                             Beneficially Owned
Name, Age, Position with                                                                     as of December 31,
Fund and Term of Office      Principal Occupation(s) and Directorships*                             2004
--------------------------   ------------------------------------------                            -----
Randall D. Greer,            Mr. Greer has been an employee of Bridges Investment           26,888 shares
53                           Counsel, Inc. and Bridges Investment Management, Inc.          1.21%
Vice President               since December 1, 2002. Mr. Greer was the Chief
(2003-present)               Investment Officer of Westchester Capital Management,
                             Inc. from November, 2000 through November, 2002.
                             Between October, 1975 and February, 2000, Mr. Greer
                             held several management positions with Kirkpatrick, Pettis,
                             Smith, Polian Inc. in Omaha, Nebraska, most recently as
                             a Principal. His responsibilities at Kirkpatrick Pettis
                             included research, portfolio management and executive
                             administration. Mr. Greer is a full-time member of the
                             professional staff of Bridges Investment Counsel, Inc. and
                             Vice President of Bridges Investment Management, Inc.
                             and is responsible for planning and administration as well as investment management for an expanding base of client
                             accounts. Mr. Greer was appointed chief Compliance
                             Officer of the Fund, as of July 21, 2004. Mr. Greer has
                             also served as a Vice President of Bridges Investor
                             Services, Inc. since April 8, 2003 and as a Vice President of Provident Trust Company since December 10, 2002.

Jason Hadler,                Mr. Hadler, CPA, also is an Assistant Vice President at               None
29                           U.S. Bancorp Fund Services, LLC and provides fund
Assistant Treasurer          administration duties for a select group of U.S. Bancorp
(2004-present)               mutual fund clients. In his capacity as a Compliance
                             Administrator, Mr. Hadler handles daily client issues,
                             performs 1940 Act, SEC and IRS compliance, reviews
                             financial statements and board reports, coordinates the
                             annual audit and meets SEC filing requirements on behalf
                             of mutual fund clients. Prior to joining U.S. Bancorp in
                             2003, Mr. Hadler worked at UMB Fund Services for five
                             years, where he provided administrative services to several mutual fund families. Mr. Hadler has over seven years'
                             experience in the financial services industry, including
                             public accounting and mutual fund accounting. Mr. Hadler
                             is a member of the Wisconsin Institute of Certified Public
                             Accountants and received a Bachelor of Science degree in
                             accounting from Marquette University.

Brian Kirkpatrick,           Mr. Kirkpatrick has been an employee of Bridges                3,596 shares
33                           Investment Counsel, Inc. since August 24, 1992 and             0.16%
Vice President               Bridges Investment Management, Inc. since 1994.
(2000-present)               Mr. Kirkpatrick has been a full-time member of the
                             professional staff of Bridges Investment Counsel, Inc.,
                             responsible for securities research, and the investment
                             management for an expanding base of discretionary
                             management accounts, including the Fund, for several
                             years. Mr. Kirkpatrick is a Vice President of Bridges
                             Investment Management, Inc., and a Trust Assistant for
                             Provident Trust Company.

Mary Ann Mason,              Mrs. Mason has been an employee of Bridges Investment          13,908 shares
53                           Counsel, Inc. since June, 1981 and Bridges Investment          0.62%
Secretary                    Management, Inc. since 1994. Mrs. Mason is also
(1987-present)               Corporate Secretary and Treasurer for Bridges Investment
                             Counsel, Inc., Secretary, Treasurer and Trust Administrator
                             for Provident Trust Company, Secretary and Treasurer
                             for both Bridges Investor Services, Inc. and Bridges
                             Investment Management, Inc., and a Director of Bridges
                             Investor Services, Inc.

                                                                                               Number and
                                                                                             Percentage of
                                                                                              Fund Shares
                                                                                           Beneficially Owned
Name, Age, Position with                                                                   as of December 31,
Fund and Term of Office      Principal Occupation(s) and Directorships*                           2004
--------------------------   -----------------------------------------                            ----
Linda Morris,                Mrs. Morris has been an employee of Bridges Investment       1,457 shares
38                           Counsel, Inc. since August, 1992 and Bridges Investment      0.07%
Assistant Treasurer          Management, Inc. since 1994. Her career with Bridges
(2000-present)               Investment Counsel, Inc. has been largely in the client
                             accounting area. Mrs. Morris was elected Assistant
                             Treasurer of the Fund in April, 1999. Mrs. Morris is
                             also Associate Director of Accounting for Bridges
                             Investment Counsel, Inc. and a Trust Assistant for
                             Provident Trust Company.

Kathleen J. Stranik,         Mrs. Stranik has been an employee of Bridges Investment      2,903 shares
61                           Counsel, Inc. since January, 1986 and Bridges Investment     0.13%
Assistant Secretary          Management, Inc. since 1994. Mrs. Stranik has functioned
(1995-present)               as an executive assistant to both Edson L. Bridges II and
                             Edson L. Bridges III throughout her career with the Fund.
                             Mrs. Stranik is Vice President of Administration for
                             Bridges Investment Counsel, Inc., an officer and director
                             of Bridges Investor Services, Inc., Assistant Secretary,
                             Assistant Treasurer and Trust Officer for Provident Trust
                             Company, and Assistant Secretary and Assistant Treasurer
                             for Bridges Investment Management, Inc.

Trinh Wu,                    Mrs. Wu has been an employee of Bridges Investment           1,690 shares
47                           Counsel, Inc. and Bridges Investment Management, Inc.        0.08%
Controller                   since February 1, 1997. Mrs. Wu has functioned as the
(2001-present)               lead accountant for the day to day operation of the Fund.
                             Prior to employment at Bridges Investment Counsel, Inc.,
                             Mrs. Wu performed operating and accounting activities
                             for 17 years in the Estate and Trust Department of the
                             predecessor institutions to U.S. Bank, N.A. Nebraska.
                             Mrs. Wu was elected to the position of Controller of
                             the Fund at the October 16, 2001 meeting of the Board
                             of Directors.

------------
* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

    The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

    The share ownership disclosures reported herein are as of December 31, 2004. To summarize the foregoing information, the Directors and Officers of the Fund own beneficially or of record 304,248, which are equal to 13.64% of the 2,230,038 Fund shares outstanding on December 31, 2004.

     Set forth below are the dollar ranges of securities of the Fund beneficially owned by each director as of December 31, 2004.

Name of Director or Nominee             Dollar Range of Equity Securities in the Fund
---------------------------- -------------------------------------------------------------------
                                                                                         Over
                              None   $1-$10,000   $10,001-$50,000   $50,001-$100,000   $100,000
                             ------ ------------ ----------------- ------------------ ---------
Edson L. Bridges II ......................................................................X
Edson L. Bridges III..................................................................... X
N. Phillips Dodge, Jr. ...................................................................X
John W. Estabrook.........................................................................X
Jon D. Hoffmaster .......................................X
John J. Koraleski..........................................................X
Gary L. Petersen .........................................................................X
John T. Reed............................. X
Roy A. Smith..............................................................................X
Janice D. Stoney ..........................................................X
L.B. Thomas .............................................X
John K. Wilson ............................................................X

Meetings

     During 2004, the Board of Directors held five meetings, the Administration and Nominating Committee held four meetings and the Audit Committee held six meetings. Members of the various committees are listed below in this Proxy Statement. All Fund Directors had a 100% attendance record at all meetings of the Board of Directors and all meetings of committees of which they are members (on a combined basis), with the exception of Mr. Hoffmaster who had a 40% attendance record, and Mr. Wilson, who had an 80% attendance record for all meetings of Board of Directors and all meetings of committees of which they are members (on a combined basis). In addition, three meetings were held with only the independent Directors present. All independent Fund Directors had a 100% attendance record at these meetings.

Compensation

     The directors as a group were paid a total of $18,255 by the Fund for their attendance at Audit Committee, Administration and Nominating Committee, and Board of Directors meetings during 2004.

     During 2005, each Director of the Fund will be paid a fee of $300 for each meeting of the Board of Directors at which he or she is in attendance. Each Independent Director will receive a fee of $150 for each Committee Meeting attended and a fee of $75 for each delegate session attended when held on a separate date from the regularly scheduled meeting of the Board of Directors. No fee will be paid for a committee or delegate session when such a meeting occurs in consecutive times on the same date as the meeting of the Board of Directors. Interested Directors Edson L. Bridges II and Edson L. Bridges III are not paid any Director fees. These guidelines for compensation for directors were based on considerations by the Administration and Nominating Committee that were forwarded to a session of the Independent Directors where they were approved and passed along to the full Board of Directors for final confirmation.

     The compensation information set forth below is provided for all directors of the Fund and for each of the executive officers or any affiliated person of the Fund (with annual compensation in excess of $60,000) for the most recently completed fiscal year (2004):

                               Compensation Table

                                                                                               Total
                                                       Pension or           Estimated       Compensation
                                   Aggregate      Retirement Benefits         Annual         From Fund
                                 Compensation       Accrued as Part       Benefits Upon       Paid to
Name of Person, Position           From Fund        of Fund Expenses        Retirement       Directors
-----------------------------   --------------   ---------------------   ---------------   -------------
Executive Officers:
-------------------
Edson L. Bridges II,                None                  None                 None            None
 Chairman, Director .........
Edson L. Bridges III,               None                  None                 None            None
 President, CEO and
 Director ...................
Directors of the Fund:
----------------------
N. P. Dodge, Jr. ............   $1,800                    None                 None        $1,800
John W. Estabrook ...........   $2,100                    None                 None        $2,100
Jon D. Hoffmaster ...........   $1,200                    None                 None        $1,200
John J. Koraleski ...........   $1,800                    None                 None        $1,800
Gary L. Petersen ............   $1,800                    None                 None        $1,800
John T. Reed ................   $2,100                    None                 None        $2,100
Roy A. Smith ................   $1,800                    None                 None        $1,800
Janice D. Stoney ............   $1,800                    None                 None        $1,800
L.B. Thomas .................   $2,100                    None                 None        $2,100
John K. Wilson ..............   $1,800                    None                 None        $1,800

     With respect to Proposal 1 (the election of directors), shareholders are entitled to cumulative voting, which means that each share is entitled to as many votes as there are directors to be elected. Such votes may all be cast for one nominee or distributed among as many nominees and in such proportions as the holder sees fit. The twelve nominees with the most votes will be elected as directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this Proxy Statement.

                                  PROPOSAL TWO
                  APPROVAL OF THE CONTINUANCE OF THE INVESTMENT
                                ADVISORY CONTRACT

     At the 2005 Annual Meeting, shareholders will be asked to consider and act upon a proposal to continue the investment advisory contract between the Fund and Bridges Investment Management, Inc. (BIM). If approved, the BIM investment advisory contract would be effective as of April 17, 2005 for an additional annual period, through April 17, 2006.

Background

     At the 2004 Annual Meeting of Fund shareholders held February 24, 2004, shareholders of the Fund approved a new investment advisory agreement between the Fund and Bridges Investment Management, Inc. The new BIM investment advisory agreement became effective as of April 17, 2004, and replaced the prior investment advisory agreement with Bridges Investment Counsel, Inc. which commenced with the Fund on April 17, 1963. Under the Fund's prior investment advisory agreement with Bridges Investment Counsel, Inc., a change of control of the ownership of the firm, which would have caused such agreement to be terminated, would have occurred as a result of the death, disability or retirement of Edson L. Bridges II, who owns 87.5% of its common stock. As a result, and as part of its prudent long range planning to establish an orderly and well-managed transfer of advisory relationships, Bridges Investment Counsel, Inc. formed Bridges Investment Management, Inc. as a wholly owned subsidiary in 1994, and provided working capital and other resources to it since 1995. Bridges Investment Management, Inc. commenced its investment advisory business in the first quarter of 2000 while operating as a wholly-owned subsidiary of Bridges Investment Counsel, Inc. Effective December 15, 2000, Bridges Investment Management, Inc. separated from Bridges Investment Counsel, Inc. and is no longer a wholly-owned subsidiary.

Terms of BIM Advisory Agreement

     The terms of the BIM advisory agreement are substantially similar to the prior advisory agreement with Bridges Investment Counsel, Inc. If approved, the BIM advisory agreement would continue in effect only so long as such continuance is specifically approved at least annually by the Board of Fund Directors, or by vote of a majority of the outstanding voting securities of the Fund; in either case, the terms of the BIM advisory agreement and any renewal thereof must have been approved by the vote of a majority of directors who are not parties to the new advisory agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The BIM advisory agreement may be terminated by either party on sixty days' written notice and terminates automatically if assigned.

     Under the BIM advisory agreement, BIM will furnish continuing investment supervision for the Fund and through an outsourcing agreement with BIC provide office space, facilities, and equipment. In addition, BIM will pay all of the expenses related to registering the Fund with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and has agreed to pay all expenses of maintaining those registrations. Further, under this agreement, BIM has agreed to pay all expenses of initially qualifying and maintaining the qualification of shares of the Fund in whole or in part under the securities laws of such states as the Fund may from time to time designate.

     For these services, the Fund agrees to pay BIM a quarterly fee of one-eighth (1/8) of one percent (1%) of the average net asset value of the Fund, which equals 1/2 of 1% on an annual basis, as determined by appraisals made as of the close of each month of the applicable quarter. However, BIM has agreed to reimburse the Fund for its total expenses (exclusive of stamp and other taxes but including fees paid to BIM) to the extent such expenses in the aggregate exceed one and one-half percent (11/2%) of the average net asset value of the Fund for such year as determined as of the close of each month thereof. The fee structure under the BIM advisory agreement is identical to the fee structure under the prior advisory agreement with BIC. The fees paid to BIM under the investment advisory agreement for the period April 17, 2004 through December 31, 2004 were $239,022. The fees paid to BIC under the prior advisory agreement for the period from January 1, 2004 through April 17, 2004 were $96,989. BIC's fees for the two fiscal years prior to 2004 were $258,338.63 in 2002 and $266,705.37 in 2003.

Information concerning Bridges Investment Management, Inc. (BIM)

     BIM is an investment advisory firm located at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. As part of its prudent long range planning to establish an orderly and well-managed transfer of advisory relationships, BIC formed BIM, as a wholly owned subsidiary in late 1994, and has provided working capital and other resources to it since 1995. Effective December 15, 2000, BIM separated from BIC and is no longer a wholly-owned subsidiary of BIC. BIM has been registered with the Securities and Exchange Commission as an investment adviser since December 9, 1999. The following lists the principal executive officers and directors of BIM.

     Officers and Directors of BIM: Edson L. Bridges III, Director, President and CEO; Edson L. Bridges II, Director and Executive Administrator; Deborah L. Grant, Director, Vice President and COO; Randall D. Greer, Vice President; Nancy K. Dodge, Vice President; Mary Ann Mason, Secretary/Treasurer; Kathleen
J. Stranik, Asst. Secretary Asst. Treasurer; Brian M. Kirkpatrick, Vice President; Douglas R. Plahn, Vice President; and Patricia S. Rohloff, Vice President.

     As of December 31, 2004, Edson L. Bridges III owned 76.5% of the voting common stock and 63.9% of the total equity (voting and nonvoting stock) of BIM, with the remaining common stock owned by various BIM employees. Edson L. Bridges II and Edson L. Bridges III, as co-trustees, have the right to vote BIM shares representing 87.7% of its voting common stock. The voting trust arrangement has been entered into in order to comply with Nebraska Department of Banking, Bureau of Securities regulations concerning control of investment advisory representatives.

     Since the commencement of active investment advisory operations in the First Quarter of 2001, BIM has grown to total assets under management of approximately $377.1 million at December 31, 2004. Based on Fund net assets of $74.3 million at December 31, 2004, the Fund represents approximately 19.7% of BIM's total portfolio responsibilities. BIM does not advise any other investment companies.

     The same individuals supported Fund operations prior to the transfer of the investment advisory agreement from BIC to BIM and continue to provide such support to the Fund through BIM. Edson L. Bridges III continues to be responsible for the day-to-day management of the Fund's portfolio, and Edson L. Bridges II continues as the back-up person in this position.

Evaluation by the Fund Board of Directors

     The proposal to continue the investment advisory agreement with BIM was initially made to the independent members of the Board of Directors at a meeting of independent directors held on January 11, 2005. This proposal was then favorably acted upon at the meeting of the Board of Directors held on January 11, 2005, with the Board recommending approval and submission to the Fund shareholders for action at the Fund's 2005 Annual Meeting of shareholders.

     In order for the new investment advisory agreement to be adopted, approval by the holders of the majority of the outstanding shares of the Fund is necessary. If the contract is not adopted by the shareholders, the Board of Directors would take an appropriate alternative action.

     Prior to recommending approval of the new investment adviser agreement at their January 11, 2005, meeting, the independent Directors of the Fund reviewed the financial resources of BIM, the investment performance record, types of securities purchased, and asset size of the Fund in comparison with funds of similar size and comparable investment objectives, the operating costs relative to other funds, and other factors including the quality of investment advice and other services set forth in a special study prepared annually for the Board members by the investment manager. In addition, the independent Directors reviewed the expertise, personnel, and resources BIM is willing to commit to the management of the Fund, its compliance program, the cost of comparable services and the benefits to be received by BIM.

     With respect to BIM's financial resources, BIM provided the Fund Board of Directors information showing (as of September 30, 2004) total assets of $2,080,237, no long-term debt, and total shareholders' equity of $1,658,547, with a current ratio (current assets to current liabilities) of 3.32 and an equity to total assets ratio of 79.7%. With respect to the investment performance record, types of securities purchased, quality of investment advice, and operating costs, because Edson L. Bridges III has been and will continue as the person responsible for the day-to-day management of the Fund's portfolio, a position he has held since April 11, 1997, and because the transfer of the investment advisory arrangement from BIC to BIM continued the Fund operations in similar form with minimal disruption of operations and arrangements, the directors reviewed and focused on the Fund's past performance and operations in their evaluation and decision.

     Based on information gathered from a leading mutual fund evaluator, the Fund directors compared the Fund's performance criteria to funds with similar investment objectives. The total fund comparison universe varied depending on the time frame of the comparison and other investment parameters included, but with respect to funds with a growth and income investment objective, the Fund ranked 22nd of 1,268 funds over a trailing 12-month period (as of September 30, 2004), 17th of 996 funds over a 3-year period, 21st of 681 funds over a 5-year period, 39th of 239 funds over a 10-year period, and 54th of 98 funds over a 15-year period.

     The Fund directors reviewed the asset allocation of the Fund, including the percentage of Fund assets invested in stocks (85.1% as of September 30, 2004) and bonds (6.1% as of September 30, 2004) and the sector weighting of stocks owned by the Fund, with 12.7% of Fund stocks held in the "information economy" (including software, hardware, media and telecommunications stocks), 67.0% of Fund stocks held in the "service economy" (including healthcare, consumer services, business services and financial services), and 20.3% of Fund stocks held in the "manufacturing economy" (including consumer goods, industrial materials, energy and utilities).

     The Fund directors reviewed a number of current ratios for the Fund's portfolio, including the current price/ earnings ratio of Fund stocks (20.5 as of September 30, 2004), price/cash ratio (15.7) and price/book ratio (4.5), as well as the Fund's turnover ratio, which moved up moderately to 26% in 2003, compared to a turnover ratio average of 92% for a comparison group of large no-load growth funds. The directors also reviewed the Fund's expense ratio, which was 0.89% for 2003, compared to an average of 1.15% for a peer group of 584 funds selected as the comparison group.

     With respect to the Fund's compliance program, the Fund directors were provided information concerning both the historical practices to ensure compliance by Fund personnel, as well as current actions taken to strengthen the Fund compliance structure, including assignment of new officers in charge of the Fund's codes of ethics and oversight of trading policies and procedures.

     The Board of Directors noted that Edson L. Bridges III has more than 19 years experience with the Fund's portfolio and thus is very familiar with the Fund's history and operations. The Board of Directors further noted that Edson
L. Bridges III has been responsible for the day-to-day management of the Fund's portfolio since April 11, 1997, with Edson L. Bridges II as the back-up person in this position, and that these positions and responsibilities have continued with BIM.

     BASED ON THE FOREGOING, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSAL TO CONTINUE THE INVESTMENT ADVISORY AGREEMENT WITH BRIDGES INVESTMENT MANAGEMENT, INC.

     At each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund's portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund, BIM and BIC. The Fund's Board of Directors reviewed in January 2005 an annual disclosure for 2004 on soft dollar commission arrangements of BIC and BIM and the benefits that BIC, BIM, and their clients may receive from the Fund's portfolio transactions. The Board has regularly reviewed the brokerage commissions paid on each portfolio security transaction since 1995, and the actions taken by the management during the prior quarter with respect to portfolio transactions and commission levels have been approved by the Board of Directors.

                                 PROPOSAL THREE
              RATIFICATION OR REJECTION OF SELECTION OF ACCOUNTANTS

     The Investment Company Act of 1940 provides that the accountants of an investment company shall be selected by a majority of the members of the Board of Directors who are not affiliated with the investment adviser of the Fund, that such selection shall be submitted for ratification or rejection at the Annual Meeting of the shareholders, and that the employment of such accountants shall be conditioned upon the right of the Fund, by vote of a majority of its outstanding shares, to terminate such employment.

     On January 11, 2005, the independent members of the Board of Directors recommended the selection of Deloitte & Touche LLP as auditors for the Fund for the year ending December 31, 2005, and the Board directed the submission of this recommendation to the shareholders for ratification. Through the Proxy solicited for the Annual Meeting scheduled for March 22, 2005, you will be ratifying the selection of Deloitte & Touche LLP as the auditor for the year-ending 2005 financial statements for the Fund. A representative of Deloitte & Touche LLP will be in attendance at the Annual Meeting of Shareholders on March 22, 2005 to respond to appropriate questions and, at the representative's discretion, to make a statement.

Other Matters Which May Come Before the Meeting

     It is not anticipated that any action will be asked of the shareholders other than the matters previously indicated, but if other matters are properly brought before the Annual Meeting, the persons named in the Proxy will vote on such matters in accordance with their best judgment.

Supplementary Comments and Information

Disclosure of Election Results

     Rule 30e-1 of the General Rules and Regulations promulgated under the Investment Company Act of 1940 requires that a brief description of each matter voted upon at a meeting of shareholders be made in the Annual Shareholder Report and/or in a semi-annual report following the shareholder meeting. This description shall include the number of votes cast for, against, or withheld as well as the number of abstentions including an apparent tabulation with respect to each matter or nominee for office. Please consult Exhibit 4 in the Annual Shareholder

Report for 2004 that accompanies this Notice of Annual Meeting of Shareholders and Proxy Statement for the matters and the results acted upon at the February 24, 2004, Annual Meeting of Shareholders.

     In the event shareholders holding five percent or more of the total shares voted at the Annual Meeting withhold authority to vote for any nominee for election to the Board of Directors, a post-meeting disclosure of the name(s) of the nominee(s) will be made by the Fund indicating a list of all directors by name, the number of shares voted for and the number of shares for which authority was withheld, and the total number of shares voted at the meeting for directors. Such report will be made in the next quarterly shareholder letter following the shareholder meeting at which a vote is taken. This information will be provided in addition to the results to be disclosed under Rule 30e-1 under the Investment Company Act of 1940.

Limitation of Exemption from the Proxy Rules for Certain Non-Issuer
Solicitations

     The issuer of the enclosed Proxy is the Fund. The Board of Directors of the Fund is not aware of solicitations for Proxies by persons other than the Board of Directors. In the event non-issuer solicitations for Proxies do occur, any statements contained therein will be the responsibility of the solicitors that have made such filing. Such a filing of non-issuer solicitation material with the Securities and Exchange Commission does not constitute a finding by the Commission that such solicitation material is accurate or complete.

Deadline for Proposals for Next Annual Meeting

     Shareholders who wish to have a proposal included in the business agenda for the next Annual Meeting of Shareholders to be held in 2006 must have their proposal filed at the office of the Fund by October 15, 2005, which date is estimated to be within the 120 days prior to date of the release of the Fund Proxy Statement to shareholders for the 2005 annual meeting.

Shareholder Communication with Board Members

     The Fund's Annual Meeting of Shareholders provides an opportunity each year for shareholders to ask questions of or otherwise communicate directly with members of the Fund's Board of Directors on appropriate matters. Each of the Fund's directors is encouraged to attend the Annual Meeting in person. Three directors attended last year's Annual Meeting, and the Fund anticipates that a similar number of its directors will attend the 2005 Annual Meeting. In addition, shareholders may, at any time, communicate in writing with any particular director or directors who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 as a group, by sending such written communications to the attention of the Fund's Secretary at 246 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. Copies of written communications received at such address will be provided to the relevant director or directors as a group unless such communications are considered, in the reasonable judgment of the Fund's Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, solicitations, communications that do not relate directly or indirectly to the Fund or communications that relate to improper or irrelevant topics.

Fund Board of Directors Meetings

     In accordance with the Fund's By-Laws, the Fund's Board of Directors has set the size of the Fund's Board of Directors at twelve (12) directors. The Board currently is scheduled to meet four times per year. The scheduled dates for 2005 are January 11, May 17, August 16 and November 15, 2005. Board meetings are normally held at 4:00 p.m. at the offices of the Fund. The Board addresses all policy matters in relation to the operation of the Fund, and it reviews and acts upon subjects involving federal and state laws and regulations governing the Fund.

Associations

     There is no nominee or director who is a member or employee or associated with a law firm which the Fund has used during the past two fiscal years or proposes to retain in the current year.

     Mr. Bridges II also serves as a director of N.P. Dodge Company, of which Mr. N. Phillips Dodge, Jr. is a CEO. Mr. Dodge has been CEO of N.P. Dodge Company since 1997 and Bridges has served as a director of N.P. Dodge Company since 1971. In addition, Mr. Bridges serves as a director and Vice Chairman of the Nebraska Methodist Health System, of which Mr. L. B. Thomas is Treasurer. Mr. Thomas has been Treasurer of Nebraska Methodist Health System since 1992, and Mr. Bridges has served as a director of Nebraska Methodist Health System since 1981.

Committees

     The Fund has an Administration and Nominating Committee and an Audit Committee, which are comprised solely of independent directors of the Fund. The director members on each committee are identified below. No member of either committee is an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The Administration and Nominating Committee evaluates candidates' qualifications for Board membership, including such candidates' independence from the Fund's investment manager, and makes nominations for independent director membership on the Board. A copy of the Administration and Nominating Committee's charter was included as Exhibit C to the Fund's 2004 Proxy Statement. The Administration and Nominating Committee will consider nominees recommended by Fund shareholders. Such recommendations should be in writing and addressed to the Fund, Attention: Administration and Nominating Committee, with the name, address, biographical information and telephone number of the person recommended and of the recommending person. As set forth in its charter, the Administration and Nominating Committee periodically reviews the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills sets from those already on the Board. To date, the Administration and Nominating Committee has not set any specific, minimum qualifications that the Administration and Nominating Committee believes must be met by a committee-recommended nominee for a position on the Fund's Board, nor has the Administration and Nominating Committee determined a specific process for identifying and evaluating nominees for director beyond the general criteria regarding board composition discussed above.

     In April, 2003, the Fund's Administration and Nominating Committee adopted a retirement policy whereby directors of the Board will not stand for reelection in the year in which that director becomes 72 unless the Administration and Nominating Committee determines that an exception is applicable to an individual that continues to be employed in an executive position with a service provider of the Fund or an individual that has a significant portion of his or her net worth invested in the Fund.

     The Administration and Nominating Committee also periodically reviews and makes recommendations with respect to Board governance procedures and compensation. The Administration and Nominating Committee also reviews the Fund investment advisory agreement and makes recommendations to the independent directors and the Fund Board of Directors concerning such agreement.

     The Audit Committee establishes the scope of review for the annual audit by the independent auditor, and its members work with representatives of the independent auditor to establish such guidelines and tests for the audit which are deemed appropriate and necessary.

     The specific assignments to committees of the Board of Directors appear in the two tables set forth below:

         Administration and
        Nominating Committee                 Audit Committee
-----------------------------------   ----------------------------
            N. P. Dodge, Jr.               John W. Estabrook
       Gary L. Petersen, Chairman      Jon D. Hoffmaster, Chairman
             Roy A. Smith                     John T. Reed
            Janice D. Stoney                  L.B. Thomas
                                             John K. Wilson

Mr. John J. Koraleski is the Lead Independent Director of the Fund, and, in that capacity, Mr. Koraleski coordinates the activities of these two committees with the management of the Fund.

Other Services Provided to the Fund

     U.S. Bank National Association, an affiliate of U.S. Bancorp Fund Services, LLC, 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, Ohio 45202, serves as custodian of the Fund's assets pursuant to a Custody Agreement. Under the Custody Agreement, U.S. Bank National Association's duties include (i) holding securities of the Fund in a separate account in the name of the Fund,
(ii) making receipts and disbursements of money on behalf of the Fund, (iii) collecting and receiving all income and other payments and distributions on account of the Fund's portfolio investments, (iv) maintaining books and records in accordance with applicable laws, and (v) making periodic reports to the Fund concerning the Fund's operations. U.S. Bank National Association does not exercise any supervisory function in management matters such as the purchase and sale of portfolio securities. The Fund pays the fees and costs of U.S. Bank National Association for its services as Fund Custodian.

     As of October 11, 2004, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Dividend Disbursing and Transfer Agent for the Fund under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC's duties include (i) issuance and redemption of Fund shares, (ii) making dividend and other distributions to shareholders of the Fund, (iii) responding to correspondence by Fund shareholders and others relating to its duties, (iv) maintaining shareholder accounts, and (v) issuing Form 1099 information to Fund shareholders each year.

     Prior to October 11, 2004, Bridges Investor Services, Inc., 8401 West Dodge Road, Omaha, Nebraska 68114, acted as Dividend Disbursing and Transfer Agent for the Fund. For the year ended December 31, 2003, the Fund paid a total of $25,303 to Bridges Investor Services, Inc. for all services provided to the Fund during 2003 (excluding reimbursement for expense disbursements by Services on behalf of the Fund), and for the period from January 1, 2004 through October 11, 2004, the Fund paid Bridges Investor Services, Inc. $22,480 in fees for dividend disbursement, transfer agency, and certain report filings for deferred employee benefit plans and individual retirement accounts. These services were provided under a separate contract between the Fund and Bridges Investor Services, Inc., a company owned by certain of the employees of BIC and BIM.

     In addition, Bridges Investment Management, Inc. has entered into a separate Fund Accounting Servicing Agreement and Fund Sub-Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC. Under the Fund Accounting Servicing Agreement, U.S. Bancorp Fund Services, LLC's duties include (i) portfolio accounting services, (ii) expense accrual and payment services, (iii) fund valuation and financial reporting services, (iv) tax accounting services, (v) compliance control services, and (vi) daily accounting functions. For these services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly based on the total annual rate of $26,000 for the first $25 million of Fund assets, .03% of the next $25 million of Fund assets, ..02% of the next $50 million of Fund assets, and .01% of assets exceeding $100 million, in addition to reimbursement of certain out of pocket expenses, including pricing expenses.

     Under the Fund Sub-Administration Servicing Agreement with Bridges Investment Management, Inc., U.S. Bancorp Fund Services, LLC's duties include blue sky preparation, filing and compliance, and SEC document preparation, filing and compliance. For these services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly based on the total annual rate of 0.04% of assets on the first $50 million of Fund assets, 0.03% on the next $50 million of Fund assets, and 0.02% of Fund assets exceeding $100 million, in addition to reimbursement for certain out of pocket expenses. These expenses are the contracted obligation of, and will be paid by, Bridges Investment Management, Inc. Accordingly, these sub-contracted services will not be a part of the operating costs of the Fund.

     Distributor--Quasar Distributors, LLC (the "Distributor") serves as the Fund's distributor. The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD.

     The Fund may enter into distribution agreements or shareholder servicing agreements with certain financial institutions ("Servicing Organizations") to perform certain distribution, shareholder servicing, administrative and accounting services for their customers ("Customers") who are beneficial owners of shares of the Fund.

     A Service Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Service Organization and the Customer, with respect to the cash management or other services provided by the Service Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets).

Professional Appointments and Fees

     SEC rules effective May 6, 2003 require our Audit Committee to pre-approve all audit and permissible non-audit services provided by our independent auditor, Deloitte & Touche LLP, with certain limited exceptions. The Audit Committee annually approves the engagement of the Fund's independent auditor and the scope of such engagement for audit and non-audit fees and services. Our Audit Committee has concluded that the provision of services by Deloitte & Touche LLP not related to the audit of the financial statements is compatible with maintaining Deloitte & Touche's independence. Aggregate fees for which we have been or expect to be billed for services rendered by Deloitte & Touche LLP for the fiscal years ended December 31, 2004 and 2003 are presented below.

                                    For the fiscal year ended December 31,
                               ------------------------------------------------
                                         2004                     2003
                                Deloitte & Touche LLP     Deloitte & Touche LLP
                               -----------------------   ----------------------
Audit fees(1) ..............           $ 22,500                 $ 19,600
Audit related fees .........                 --                       --
Tax fees(2) ................              3,000                    3,000
All other fees .............                 --                       --
Total ......................           $ 25,500                 $ 22,600

------------
(1) Audit fees consisted of services that would normally be provided in connection with statutory and regulatory filings or engagements, including services that generally only the independent accountant can reasonably provide.
(2) Tax services consisted of fees for tax consultation and tax compliance services.

     The Fund will reimburse out of pocket expenses in addition to the fees above that will be stated separately on invoices from Deloitte & Touche LLP. To this date, Deloitte & Touche LLP's has not provided any consulting services to the Fund.

     Legal fees and services performed on behalf of the Fund have been paid by the investment adviser in accordance with the terms of the agreement between the Fund and the investment adviser. The new investment adviser will continue to pay those legal expenses in accordance with the agreement between the Fund and the investment adviser. However, the agreement for legal counsel for the independent directors will incur continuing annual legal expenses to the Fund that had not been present prior to the year 2003. The appointment of attorneys for the Fund is a matter that is reviewed annually by the Board of Directors at its January meeting.

     There are three categories of legal expenses related to the conduct of the business affairs of Bridges Investment Fund, Inc.: (1) all amounts spent for registering the Fund under the Investment Company Act of 1940, of initially registering and maintaining the registration of shares of the Fund under the Securities Act of 1933, and of initially qualifying and maintaining the qualification of shares of the Fund in whole or in part under the Securities Law of such states as the Fund may from time to time designate; (2) billings for services to operate all areas of activities and needs for the independent director members of the Board of Directors; and (3) the costs of a special counsel for Securities and Exchange Commission and other regulatory matters. In 2004, the Fund paid the legal expenses in category (2) and (3) as described above. The cost amounts for these legal expenses are reported in Exhibit 1 of the Annual Report.

     The expenditures for legal services paid for by the Fund during the fiscal years ended December 31, 2003 and 2004 are summarized in the table below:

From                             Purpose                                   2004         2003
------------------------------   ------------------------------------   ----------   ----------
Koley, Jessen, P.C. ..........   For Independent Directors               $12,325      $12,166
Ballard, Spahr, Andrews, &
 Ingersoll, LLP ..............   Special Counsel Regulation Matters      $ 3,759      $ 7,038

Payments for legal services by the investment advisers in support of the Fund paid from the investment management fee earned by that Firm were $65,461 in 2003 and $64,757 in 2004. These expenditures are related heavily to new laws and regulations related to anti-money laundering, corporate governance, privacy policies, and responses to the Sarbanes Oxley Act of 2002. The investment advisers devoted 24.5% and 19.3% of their fees from the Fund in 2003 and 2004 for those various legal initiatives.

       ALL SHAREHOLDERS ARE REQUESTED TO SIGN AND MAIL PROXIES PROMPTLY.

     Your attendance at the Annual Meeting is desired whether your holdings are large or small. We encourage shareholders to take an active interest in the Fund, and we would appreciate a phone call or letter to indicate that you expect to be in attendance on March 22, 2005.

                                        By Order of the Board of Directors.

                                        Mary Ann Mason
                                        Secretary

       BRIDGES INVESTMENT FUND, INC.
       C/O PROXY TABULATOR
       P. O. BOX 9132
       HINGHAM, MA 02043-9132

                             YOUR VOTE IS IMPORTANT

                  TO CAST YOUR VOTE:

                  1) Read the Proxy Statement.

                  2) Check the appropriate boxes on the reverse side.

                  3) Sign and date the Proxy Card.

                  4) Return the Proxy Card in the envelope provided.

                          BRIDGES INVESTMENT FUND, INC.
                              8401 WEST DODGE ROAD
                                    SUITE 256
                                 OMAHA, NE 68114

BRIDGES INVESTMENT FUND, INC.           PROXY - ANNUAL MEETING OF MARCH 22, 2005

The undersigned hereby appoints Edson L. Bridges II, John W. Estabrook, and Edson L. Bridges III, and each or any of them, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote at the Annual Meeting of Shareholders of Bridges Investment Fund, Inc. (the
Fund) to be held at the office of the Fund in the City of Omaha, State of Nebraska, at Room 256, Durham Plaza, 8401 West Dodge Road, on March 22, 2005, at 11:00 a.m. Omaha time, or at any adjournment thereof, upon the matters as set forth in the Notice of such Meeting and the Proxy Statement.

                                  DATED: ______________________, 2005

                        ________________________________________________________
                        Signature(s) (Joint Owners)         (PLEASE SIGN IN BOX)

                        NOTE: Please sign name or names as imprinted hereon. Where stock is registered in joint tenancy, all tenants should sign. Persons signing as Executors, Administrators, Trustees, etc. should so indicate.

                                                                        BIF lpkw

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.

1. For the Election of Twelve Directors:
                                                                                      FOR  WITHHOLD  FOR ALL
   (01) Edson L. Bridges II   (05) Jon D. Hoffmaster  (09) Roy A. Smith               ALL    ALL     EXCEPT*
   (02) Edson L. Bridges III  (06) John J. Koraleski  (10) Janice D. Stoney
   (03) N.P. Dodge, Jr.       (07) Gary L. Petersen   (11) L.B. Thomas                [ ]    [ ]      [ ]  1.
   (04) John W. Estabrook     (08) John T. Reed       (12) John K. Wilson

* INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR PARTICULAR NOMINEE(S), MARK
  "FOR ALL EXCEPT" AND WRITE THE NUMBER(S) OF EACH NOMINEE(S) ON THE LINE BELOW.

   _____________________________________________________________________________      FOR  AGAINST  ABSTAIN

2. For a proposed investment advisory contract which continues the employment of
   Bridges Investment Management, Inc. as investment adviser to the Fund for the
   year ending April 17, 2006.                                                        [ ]    [ ]      [ ] 2.

3. For the ratification of the selection of Deloitte & Touche LLP as independent
   auditors of the Fund for Fiscal Year ending December 31, 2005.                     [ ]    [ ]      [ ] 3.

4. On any other business which may properly come before the Meeting.

ALL SHAREHOLDERS ARE REQUESTED TO SIGN AND MAIL PROXIES PROMPTLY. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR THE ELECTION OF DIRECTORS IS NOT SOLICITED.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                  BIF lpkw